UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Pagaya Technologies Ltd.

(Exact Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Pagaya Technologies Ltd.
90 Park Avenue, 20th Floor
New York, NY 10016
October [•], 2024
Dear Shareholder,
You are cordially invited to attend the 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of Pagaya Technologies Ltd. (“Pagaya” or the “Company”), to be held virtually on December 11, 2024, at 4:00 p.m. Israel time (9:00 a.m. Eastern Time) at the following Internet address: www.virtualshareholdermeeting.com/PGY2024.
At the Annual Meeting, the Company’s shareholders will be asked to consider and vote on the matters listed in the enclosed Notice of Annual General Meeting of Shareholders (the “Notice”). Pagaya’s Board of Directors recommends that you vote “FOR” each proposal listed in the Notice, for the reasons set forth in the Notice. Management will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to shareholders.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice and proxy statement, please sign, date and mail the enclosed proxy card in the envelope provided or vote by telephone or, if you hold your shares in street name and the proxy card allows this, over the Internet in accordance with the instructions on your proxy card.
We urge all of our shareholders to review our 2023 annual report on Form 10-K and our quarterly results of operations on Form 10-Q, all of which are each as filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on our website at www.pagaya.com or on the SEC’s website at www.sec.gov.
We look forward to greeting as many of you as can attend the Annual Meeting.

Sincerely,

Avi Zeevi Chairman of the Board of Directors

Pagaya Technologies Ltd.
90 Park Avenue, 20th Floor
New York, NY 10016
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the 2024 Annual General Meeting (the “Annual Meeting”) of shareholders of Pagaya Technologies Ltd. (“Pagaya” or the “Company”) will be held on December 11, 2024, at 4:00 p.m. Israel time (9:00 a.m. Eastern Time), online at www.virtualshareholdermeeting.com/PGY2024.
The Annual Meeting is being called for the following purposes:
1.	To approve an amendment to our Articles of Association to declassify the Company’s Board of Directors by the 2026 Annual Meeting.
2.
To reelect each of Avi Zeevi, Dan Petrozzo and Tami Rosen to the Board of Directors of the Company, to serve a two-year term, until the 2026 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

3.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and until the next Annual Meeting of shareholders, and to authorize the Board of Directors, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

4.	To approve the calculation framework for the annual bonuses for the Company’s executive officers who are also directors of the Company.
5.	To approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers.
6.	To vote, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.
7.	To renew and review the provision in our Articles of Association governing the Chief Executive Officer’s employment.
8.	To approve an adjustment to the ownership threshold upon which our Class B ordinary shares automatically convert to Class A ordinary shares.
The foregoing proposals are described in detail in the enclosed proxy statement (the “Proxy Statement”), which we urge you to read in its entirety. Our Board of Directors recommends that you vote “FOR” each of the above proposals. Only shareholders of record at the close of business on October 21, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.
The Proxy Statement, along with a proxy card enabling shareholders to indicate their vote on each matter presented at the Annual Meeting, is included with this Notice of Annual General Meeting of Shareholders (the “Notice”) and is being mailed on or about [•], 2024 to all shareholders entitled to vote at the Annual Meeting. Such proxy statement shall also be furnished to the U.S. Securities and Exchange

Commission (the “SEC”) under cover of a Form DEF 14A and will be available on the Company’s website at www.pagaya.com and on the SEC’s website at www.sec.gov. Signed proxy cards must be received by our transfer agent, Continental Stock Transfer & Trust Company of New York, at 1 State Street 30th floor, New York, NY 10004, or at our registered office at 90 Park Avenue, 20th floor, New York, NY 10016, no later than 24 hours before the time fixed for the Annual Meeting or presented to the chairperson of the Annual Meeting at the time of the Annual Meeting in order for the proxy to be qualified to participate in the Annual Meeting. Pursuant to the Israel Companies Law and the applicable regulations promulgated thereunder, shareholders wishing to express their position on an agenda item for the Annual Meeting may do so by submitting a written statement to the Company’s Chief Legal Officer at 90 Park Avenue, 19th Floor, New York, NY, or by email to PagayaProxies@pagaya.com, no later than [•], 2024. Any position statement received will be published in a press release or Form 8-K furnished to the SEC. Detailed proxy voting instructions are provided in the proxy statement as well as on the enclosed proxy card.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the Notice and Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided, vote by telephone or, if you hold your shares in street name and the proxy card allows this, over the Internet in accordance with the instructions on your proxy card.

By Order of the Board of Directors,

Avi Zeevi Chairman of the Board of Directors
Tel Aviv, Israel
October [•], 2024

PAGAYA TECHNOLOGIES LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS	2
PROPOSAL 1: APPROVAL OF THE PHASED-IN DECLASSIFICATION OF OUR BOARD OF DIRECTORS	5
PROPOSAL 2: ELECTION OF CLASS II DIRECTORS	6
CORPORATE GOVERNANCE	9
External Directors	9
Continuing Directors	9
Director Independence	10
Director Selection Process	11
Board Diversity Matrix	11
Board Meetings	11
Independent Leadership Structure	11
The Board’s Role in Risk Oversight	12
Committees of the Company’s Board	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
Major Shareholders	13
Compensation of Directors and Executive Officers	14
Delinquent Section 16(a) Reports	15
AUDIT COMMITTEE REPORT	16
PROPOSAL 3: RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL 4: APPROVAL OF THE FRAMEWORK FOR THE 2024 BONUSES FOR OUR EXECUTIVE OFFICERS WHO ARE ALSO DIRECTORS	19
PROPOSAL 5: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	21
PROPOSAL 6: TO VOTE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	23
PROPOSAL 7: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION GOVERNING THE EMPLOYMENT OF CERTAIN EXECUTIVES	24
PROPOSAL 8: APPROVAL OF A MINOR AMENDMENT TO THE OWNERSHIP THRESHOLD REQUIRED TO BE MAINTAINED BY OUR FOUNDERS TO AVOID THE AUTOMATIC CONVERSION OF OUR CLASS B ORDINARY SHARES TO CLASS A ORDINARY SHARES	25
PROPOSALS OF SHAREHOLDERS	26
OTHER BUSINESS	27
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	28
ADDITIONAL INFORMATION	33
INFORMATION INCORPORATED BY REFERENCE	34
ANNEX A	35
ANNEX B	36
ANNEX C	37

PROPOSAL 1:

APPROVAL OF THE PHASED-IN
DECLASSIFICATION OF OUR BOARD OF DIRECTORS
Background
After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community, the Board determined that it would be advisable and in the best interests of the Company and our shareholders, subject to shareholder approval at the Annual Meeting, to amend our Articles of Association, to provide for a phased-in declassification of our Board of Directors and to provide for the annual election of all directors, as described below (such proposal, the “Declassification Proposal”). This amendment demonstrates our commitment to good corporate governance and better aligns our governance processes with what are considered to be governance best practices by the investor community.
The proposed amendment (the “Declassification Charter Amendment”) would eliminate the classification of our Board on a phased-in basis starting with the 2025 Annual Meeting. In the interim, the Class II directors up for election at the Annual Meeting would be elected for a two-year term, to expire at the 2026 Annual Meeting. At the 2025 Annual Meeting and all Annual Meetings thereafter, our directors would be elected for a one-year term. Thus, if the Declassification Proposal is approved, the Board would be fully declassified at the time of the 2026 Annual Meeting, at which point each director would stand for reelection every year for a one-year term.
The full text of the Declassification Charter Amendment is set forth in its entirety in Annex A. If the proposed Declassification Charter Amendment is approved and adopted, it will become effective immediately upon approval at the Annual Meeting.
Proposed Resolution
You are requested to adopt the following resolution:
“1. RESOLVED, to approve the amendment of Article 40 of the Articles of Association of Pagaya Technologies Ltd., as set forth in the Declassification Charter Amendment.”
Vote Required
The affirmative vote of the holders of a majority of the voting power represented at the Annual Meeting online or by proxy and voting thereon is required to adopt the foregoing resolution (an “Ordinary Majority”). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION TO PROVIDE FOR THE PHASED-IN DECLASSIFICATION OF THE BOARD OF DIRECTORS.

PROPOSAL 2:

ELECTION OF CLASS II DIRECTORS
Our Board currently consists of nine directors. Our Articles of Association provide that our Board may consist of not less than three and up to ten directors.
Under our Articles of Association, our directors (other than our external directors, if any, as discussed below) are divided into three classes, as nearly equal in number as possible. At each annual general meeting of our shareholders, the election or reelection of directors following the expiration of the term of office of the directors of that class of directors is for a term of office that expires on the third annual general meeting following such election or reelection, such that each year the term of office of one class of directors expires.
If Proposal 1 is approved by the Company’s shareholders, the classification of the Board of Directors will be phased out over the next three Annual Meetings, such that (i) at the Annual Meeting, each of the Directors in Class II will be elected to hold office for a term of two years, which will expire at the time of the 2026 Annual Meeting; and (ii) at the 2025 Annual Meeting and all Annual Meetings thereafter each of the directors up for election will be elected to hold office for a term of one year. If Proposal 1 is not approved by the Company’s shareholders, the term of office of one Class of Directors will continue to expire each year, and at each Annual Meeting of Shareholders the successors to the Directors of the Class whose term is expiring at that time will continue to be elected to hold office for a term of three years. Accordingly, the term of office of the persons elected as Directors in Class II at this year’s Annual Meeting will expire at the time of the 2027 Annual Meeting.
Each director serves through the term of his or her class, except in the event of his or her earlier death, resignation, removal or termination otherwise. The term of each of our Class II directors, Avi Zeevi, Tami Rosen and Dan Petrozzo, expires at the Annual Meeting. Our Class I directors, Harvey Golub, Mircea Ungureanu and Nicole Torraco, are serving terms that expire at the 2026 annual general meeting of shareholders, and our Class III directors, Gal Krubiner, Avital Pardo and Yahav Yulzari, are serving terms that expire at the 2025 annual general meeting of shareholders.
Except as indicated herein, there are no arrangements or understandings between any director for directorship and any other person pursuant to which such director was selected as director.
Upon recommendation of our Nominating and Corporate Governance Committee, our Board nominated each of Avi Zeevi, Tami Rosen and Dan Petrozzo for reelection at the Annual Meeting as a Class I Director to serve until the 2026 annual general meeting of shareholders, and until their successors have been duly elected and qualified, or until their office is vacated in accordance with our Amended Articles of Association or the Israel Companies Law. Each director nominee has consented to being named in this Proxy Statement and to serve if elected and has advised us that they have the qualifications and time required for the performance of their duties as a director, and that there are no legal restrictions preventing them from assuming such office.
Avi Zeevi and Dan Petrozzo each qualify as an independent director under the Nasdaq listing standards. Tami Rosen is a member of the Company’s management team and thus does not qualify as an independent director under the Nasdaq listing standards. In accordance with the Israel Companies Law, each of Avi Zeevi, Tami Rosen and Dan Petrozzo has certified to us that they meet all the requirements of the Israel Companies Law for election as a director of a public company, and possesses the necessary qualifications and has sufficient time to fulfill their duties as a director of Pagaya, taking into account the size and particular needs of Pagaya. Avi Zeevi is currently the chair of each of the Audit and Finance Committee (also known simply as the “Audit Committee”), the Compensation Committee and the Nominating and Corporate Governance Committee. Dan Petrozzo is currently the chair of the Risk Committee and a member of the Audit Committee and the Compensation Committee. Tami Rosen is currently a member of the Risk Committee. Each of Mr. Zeevi and Mr. Petrozzo satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Biographical information concerning each of the director nominees is provided below.
Nominees for Election to the Board as Director
Avi Zeevi, 73, has served as a director of the Company since 2016. Mr. Zeevi has also served as chairman of the board of directors of Payoneer since 2008 (NASDAQ: PAYO). Mr. Zeevi is a FinTech entrepreneur and investor. He co-founded the Viola group—a private equity investment group with over $4.5 billion of assets under management, in 2000, and is co-founder and general partner of Viola Ventures, a venture capital firm. Mr. Zeevi is also a co-founder and the chairman of the investment committee of Viola FinTech. Mr. Zeevi has more than 40 years of experience as an entrepreneur, executive and investor. Mr. Zeevi has experience in the global financial industry through his involvement in several FinTech companies including: MINT Systems, Decalog and Actimize, where he served as an active chairman from 2001 until it was sold to NICE Systems (NASDAQ: NICE). Mr. Zeevi also serves as a chairman of Personetics Technologies Ltd. And a director of EverC Ltd., Shift Time Inc., Duetti Inc., Symphera Ltd. and Bounce Technologies Ltd. He also serves as a director in companies/entities within Viola group and entities affiliated with Viola group. Furthermore, Mr. Zeevi is also the Chairman of the investment committee of Israel Legacy Partners, a private equity fund focused on long-term investments in family companies. Mr. Zeevi is a board member at The Center for Educational Technology (CET) which is dedicated to the advancement of the education system in Israel, in the Jewish world and around the globe, and a board member at Bat Sheva Dance Company. He is also a member of the Board of Governors of the Technion, the Israel Institute of Technology. Mr. Zeevi received his B.Sc in Industrial Engineering from Technion, Israel Institute of Technology.
Tami Rosen, 53, joined Pagaya in 2021 as the Chief People Officer. In April 2024, Ms. Rosen was appointed to the Board of Directors, as well as named Chief Development Officer and the Chair of Pagaya’s new strategic Advisory Board. As the Company’s first C-Suite hire, Ms. Rosen was instrumental in helping to scale Pagaya’s business, support M&A activities, attract and retain top talent, and assist in Pagaya’s successful public offering. Prior to joining Pagaya, Ms. Rosen served in various senior executive roles at Apple, Goldman Sachs, Atlassian, and Luminar Technologies, including Chief People Officer at both Atlassian, a software company (in 2020) and Luminar Technologies, a global automotive technology company (from 2018 to 2020). She pioneered Wall Street's first LGBTQ+ Ally Program at Goldman Sachs and conceptualized Atlassian's 'TEAM Anywhere' program, revolutionizing remote work norms. At Pagaya, she spearheaded the ‘Culture of Learning’ initiative, which emphasizes continuous growth. Ms. Rosen received her undergraduate degree from Binghamton University in Law and Society.
Dan Petrozzo, 60, has served as a director of the Company since 2018. Mr. Petrozzo is former Partner and Venture Partner at Oak HC/FT (from 2017 to 2024) where he focused on growth equity and early-stage venture opportunities in Fintech. He currently serves on the boards of Sure Inc. and Nokod Security Ltd. Previously, Mr. Petrozzo co-founded Verilume, a cloud computing company, which was sold to Intralinks in 2016. Mr. Petrozzo is a former partner at Goldman Sachs where he served as Global Head of Technology for Investments Management. He was also Chief Information Officer at Fidelity Investments and Co-Chief Information Officer at Morgan Stanley. He was also on the founding team at StorageApps, which was sold to Hewlett Packard. Mr. Petrozzo received his B.A. from Moravian College and his J.D. from Seton Hall University Law School.
Proposed Resolutions
You are requested to adopt the following resolutions:
“2.a. RESOLVED, that Avi Zeevi be elected as a director, to serve until the 2026 annual general meeting of shareholders if Proposal 1 is approved by the Company’s shareholders, or until the 2027 annual general meeting of shareholders if Proposal 1 is not approved by the Company’s shareholders, and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;
“2.b. RESOLVED, that Tami Rosen be elected as a director, to serve until the 2026 annual general meeting of shareholders if Proposal 1 is approved by the Company’s shareholders, or until the 2027 annual general meeting of shareholders if Proposal 1 is not approved by the Company’s shareholders, and until her successor has been elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999; and
“2.c. RESOLVED, that Dan Petrozzo be elected as a director, to serve until the 2026 annual general meeting of shareholders if Proposal 1 is approved by the Company’s shareholders, or until the 2027 annual general meeting of shareholders if Proposal 1 is not approved by the Company’s shareholders, and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.”

Vote Required
The affirmative vote of an Ordinary Majority is required to adopt each of the foregoing resolutions. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

CORPORATE GOVERNANCE
External Directors
Under the Israel Companies Law, companies incorporated under the laws of the State of Israel that are “public companies,” including companies with shares listed on Nasdaq, are required to appoint at least two external directors. Pursuant to regulations promulgated under the Israel Companies Law, companies with shares traded on certain U.S. stock exchanges, including Nasdaq, which do not have a “controlling shareholder” may, subject to certain conditions, “opt out” from the Israel Companies Law requirements to appoint external directors and related Israel Companies Law rules concerning the composition of the audit committee and compensation committee of the board of directors. In accordance with these regulations, we have elected to “opt out” from the Israel Companies Law requirement to appoint external directors and related Israel Companies Law rules concerning the composition of the audit committee and compensation committee of our Board.
Continuing Directors
Class III Director Whose Term Continues Until the 2025 Annual General Meeting of Shareholders
Gal Krubiner, 36, has served as the Chief Executive Officer and a director since co-founding the Company in 2016. Mr. Krubiner brings extensive experience to the investments and wealth management industry with a specialization in innovative and sophisticated credit structured products. Prior to co-founding Pagaya, Mr. Krubiner focused on structuring and distributing sophisticated credit and asset-backed securities products with UBS AG from 2012 to 2016, as well as holding other positions specializing in investment, entrepreneurism, and financial markets. Mr. Krubiner earned a B.A. in Applied Science, Economics & Statistics from Tel-Aviv University.
Avital Pardo, 39, has served as Chief Technology Officer and a director of the Company since co-founding the Company in 2016. Mr. Pardo was instrumental in designing the Company’s AI-based credit model and system. Prior to joining the Company, Mr. Pardo was one of the first employees at Fundbox and focused on the Algorithms from 2014 to 2015. Mr. Pardo earned a B.A. in Mathematics and Physics and a Master of Science, Mathematics from Hebrew University.
Yahav Yulzari, 39, has served as Chief Revenue Officer and a director of the Company since co-founding the Company in 2016. Mr. Yulzari oversees the Company’s growth and global commercial activities. He is a former real estate entrepreneur. Prior to his entrepreneurship endeavors, Mr. Yulzari was a professional goalkeeper in the Israeli football league and he was on the national under 21 team.
Class I Directors Whose Terms Continue Until the 2026 Annual General Meeting of Shareholders
Harvey Golub, 85, has served as a director of Pagaya since 2018. Mr. Golub currently serves as the chairman of Dynasty Financial Partners and Marblegate Acquisition Corp, and as a member of the advisory board of Marblegate Asset Management LLC. He is also on the boards of the American Enterprise Institute and the Manhattan Institute for Policy Research, as well as a member of the board of trustees of Jupiter Medical Center and a member of the investment committee of the Maltz Jupiter Theater. Mr. Golub has over 35 years of experience guiding companies’ organizational visions and strategies. He was chairman and CEO of American Express and IDS Financial Services and a director of McKinsey & Co. He has also served as chairman on the boards of American International Group, Campbell Soup Company, and the Reader’s Digest Association, and a member of the boards of Dow Jones & Company, Hess Corporation, RHJ International and several private companies. Mr. Golub received his B.S. from New York University.
Mircea Ungureanu, 47, has served as a director of the Company since 2020. He currently serves as Deputy Head of the Structured Products Group for GIC Private Limited (“GIC”), the sovereign wealth fund of the country of Singapore, which he joined in 2008. Mr. Ungureanu has over 20 years of experience in the finance and accounting fields. Prior to joining GIC, he was a senior portfolio and trading analyst at GMAC-RFC ResCap from 2002 to 2007. Mr. Ungureanu was also a senior auditor and assurance advisor at Ernst & Young from 1999 to 2002. Mr. Ungureanu received his B.S. in Statistics and B.B.A. in Finance from the University of Minnesota Duluth and his M.S.A. in Accountancy from the University of Notre Dame.
Nicole Torraco, 46, has served as a director of the Company since 2023. Ms. Torraco most recently served as the Chief Strategy Officer at K&B Global, a management consulting company, in 2024. Prior to

K&B Global, Ms. Torraco was the President of FITTLE, the financing arm of Xerox Corporation. While at FITTLE, Ms. Torraco served on Xerox’s Executive Committee and Enterprise Risk Management Committee, and was a Director on the Board of Xerox Financial Services LLC. Prior to leading FITTLE, Ms. Torraco served as Xerox’s Chief Strategy and M&A Officer. Before joining Xerox in 2018, she was a Principal at Onex Credit, a global debt securities investor, from 2010 to 2018. Ms. Torraco received her undergraduate degree from Harvard College and her Master of Business Administration from the Wharton School at the University of Pennsylvania. Ms. Torraco also has a Director Qualification from the American College of Corporate Directors (ACCD) and serves on the Board of Directors of Sharecare, a digital health company.
Executive Officers
Evangelos Perros, 48, has been with Pagaya since 2021 and has served as Chief Financial Officer of the Company since February 2024. Prior to being named CFO, Mr. Perros served as the Interim CFO and, previously, the Company’s Deputy CFO and Head of Strategic Finance. With over 25 years of experience in the financial industry, Mr. Perros holds responsibility for all financial functions at Pagaya, including Investor Relations,Corporate Development and Strategy. Prior to joining Pagaya, he was a Managing Director at JP Morgan Chase, where he served in leadership positions in finance and investment banking, and most recently was a Managing Director and Head of Business Planning & Analysis at Apollo Global Management. Mr. Perros received his B.Sc. in Business Administration and Management from the University of Piraeus and his M.B.A.from Yale School of Management.
Sanjiv Das, 62, joined Pagaya as President in 2023. Mr. Das has over 30 years of experience in financial services and, in his role as President, oversees the strategy and growth of the Company’s commercial business. Prior to joining Pagaya, Sanjiv served as CEO of Caliber Home Loans, a NewRez-owned residential mortgage lending company. There, he delivered record year-over-year growth in the non-banking sector. Mr. Das has also held positions as CEO, President and Chairman of the Board for Citi's Mortgage Division, and as Head of all International Businesses at First Data, a KKR-owned company. He has also held senior roles at MorganStanley, American Express and Bank of America. Mr. Das received his Bachelor’s Degree in Mathematics from Delhi University and his M.B.A from the Indian Institute of Management Ahmedabad.
Nam Woo Kim, 44, joined Pagaya in 2022 as Vice President of Financial Reporting and is currently serving as the principal accounting officer on an interim basis. Prior to joining Pagaya, Mr. Kim served as Director of SEC reporting at Blade, an air transportation and logistics company, and prior to that he served in leadership roles of increasing responsibility at Prudential Financial, Inc., a global financial services firm, where he oversaw financial reporting and ensured compliance with US GAAP and SEC reporting standards. Mr. Kim is a CPA and a CFA charterholder.
Family relationships
There are no family relationships between any of the Company’s executive officers and directors.
Director Independence
Our Board of Directors has determined that each of Avi Zeevi, Mircea Ungureanu, Harvey Golub, Dan Petrozzo and Nicole Torraco is an “independent director” under the Nasdaq rules.
Our Board of Directors has further determined that each Director who is expected to serve as a member of the Audit Committee following the Annual Meeting, subject to shareholder approval, is “independent” for purposes of Rule 10A-3(b)(1) under the Exchange Act and that each member of the compensation committee of our Board of Directors satisfies the additional independence requirements applicable to compensation committees under the Nasdaq rules. All members of our Audit Committee also are financially sophisticated as required by the Nasdaq’s listing rules, and our Board of Directors has determined that Avi Zeevi qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the rules.
We currently follow the corporate governance requirements of Nasdaq with respect to having a majority of our board of directors consist of independent directors. Under the Nasdaq rules, a foreign private issuer may follow its home country practice in lieu of certain of Nasdaq corporate governance requirements, including the requirement to have a majority of its board consist of independent directors. The Israel Companies Law does not require that a majority of our Board consist of independent directors.

Director Selection Process
The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of shareholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee also considers recommendations from shareholders and others as it deems appropriate.
The Nominating and Corporate Governance Committee periodically reviews and recommends for approval by the Board criteria for membership on the Board and the skills and characteristics required of Board members. Among the qualifications considered in the selection of director candidates, the Nominating and Corporate Governance Committee considers experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, potential conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.
Board Diversity Matrix
The following board diversity matrix sets forth the information concerning the gender, demographic background and certain other characteristics of Pagaya Board as of the date of the Annual Report, as self-identified by its members, in accordance with Rule 5606 of the Nasdaq Listing Rules.

Board Diversity Matrix (as of September 30, 2024)
Country of Principal Executive Offices	United States
Foreign Private Issuer	Yes
Disclosure Prohibited under Home Country Law	No
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
Underrepresented Individual in Home Country Jurisdiction	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Meetings
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regular executive sessions without management present. During fiscal year 2023, the Board held five meetings and conducted certain business by unanimous consent. All of our directors are encouraged to attend our Annual Meeting of shareholders. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board, with the exception of Mircea Ungureanu who attended three of the five board meetings. Four of the then-serving Directors attended the annual meeting of stockholders held by the Company in September 2023. Directors are encouraged to attend the Annual General Meeting.
Independent Leadership Structure
The Nominating and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its shareholders. Our Board is currently led by our independent chairman, Avi Zeevi. The Board believes the current leadership structure ensures robust, independent oversight by the Board and our independent Chair.

The Board’s Role in Risk Oversight
The Board is responsible for overseeing management’s execution of risk oversight and for assessing the Company’s approach to risk management. The Board exercises its responsibilities in Board meetings and through the Board’s three committees, each of which examines various components of both enterprise and emerging risks. Risk assessment is integral to the Board’s strategic planning and in the analysis of transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters.
Committees of the Company’s Board
The Company’s Board has the following standing committees: an Audit and Finance Committee; a Compensation Committee; a Nominating and Corporate Governance Committee; and a Risk Committee. In 2023, there were ten Audit and Finance Committee meetings, two Compensation Committee meetings, four Nominating and Corporate Governance Committee meetings and four Risk Committee meetings. Each of our committee members attended at least 75% of the meetings of each Board committee of which they were members.
For each committee’s description, charter and membership, please see “Item 10. Committees of the Pagaya Board” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 25, 2024 (the “2023 Annual Report”), a copy of which is available on our website at www.pagaya.com or on the SEC’s website at www.sec.gov.
Compensation Committee Interlocks and Insider Participation: None
Messrs. Zeevi and Petrozzo each served as members of the Compensation Committee in 2023. All members of the Compensation Committee were independent directors, and no member was an employee or former employee of the Company. During 2023, none of our executive officers served on the Compensation Committee or Board of Directors of another entity whose executive officer served on our Compensation Committee or Board of Directors. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.
Hedging and Pledging Practices
The Company does not permit any officer or director to hedge the economic risk of their ownership of any Company securities, which includes entering into any derivative transaction on Pagaya stock (e.g., any short-sale, prepaid variable forward contract, equity swap, collars, exchange funds). Any pledge of Company securities by an executive officer or director must be approved by the Board.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Major Shareholders
The following table sets forth information regarding the beneficial ownership of Pagaya’s voting securities as of September 30, 2024, by:
•	each person known by Pagaya to beneficially own more than 5% of the outstanding shares of Pagaya;
•	each of Pagaya’s current executive officers and directors; and
•	all of Pagaya’s current executive officers and directors as a group.
Unless otherwise indicated, Pagaya believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Pagaya Ordinary Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, Pagaya deems ordinary shares that a shareholder has the right to acquire, including the Pagaya Ordinary Shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 30, 2024, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional ordinary shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise stated, the address of each named executive officer and director is c/o Pagaya Technologies Ltd., 90 Park Avenue, New York, NY 10016.
The calculation of the percentage of beneficial ownership is based on 60,167,979 outstanding Class A Ordinary Shares, and 12,652,310 outstanding Class B Ordinary Shares, as of September 30, 2024.
Note that all share counts described herein are adjusted for the 1-for-12 reverse share split that was effected on March 8, 2024.

	Ordinary Shares
Name and Address of Beneficial Owner	Class A Ordinary Shares	Class A %	Class B Ordinary Shares	Class B %	% of Total Voting Power
Five Percent Holders:
Viola Ventures IV Entities(1)	8,175,776	13.6%	—	—%	4.3%
Oak HC/FT Partners II, L.P.(2)	10,540,877	16.2%	—	—%	5.4%
Saro, L.P.(3)	4,301,948	7.1%	—	—%	2.2%
GIC Private Limited(4)	3,655,692	6.1%	—	—%	1.9%
Gal Krubiner(5)	523,076	*	10,665,384	56.9%	42.5%
Yahav Yulzari(6)	288,037	*	10,665,384	56.9%	42.4%
Avital Pardo(7)	433,125	*	12,296,914	57.3%	44.1%
Current Directors and Executive Officers of Pagaya:
Gal Krubiner(5)	523,076	*	10,665,384	56.9%	42.5%
Yahav Yulzari(6)	288,037	*	10,665,384	56.9%	42.4%
Avital Pardo(7)	433,125	*	12,296,914	57.3%	44.1%
Harvey Golub(8)	245,334	*	—	—%	*
Daniel Petrozzo(9)	221,134	*	—	—%	*
Avi Zeevi(10)	207,208	*	—	—%	*
Mircea Vladimir Ungureanu	—	—%	—	—%	—%
Tami Rosen(11)	399,355	*	—	—%	*
Nicole Torraco(12)	11,858	*	—	—%	*
Evangelos Perros(13)	49,444	*	—	—%	*
Sanjiv Das(14)	83,499	*	—	—%	*
All Directors and Executive Officers of Pagaya as a Group (11 persons)	2,462,070	4.0%	33,627,682	100.0%	84.4%

*	Less than one percent.

(1)
Represents 3,572,554 Class A Ordinary Shares held by Viola Ventures IV (A), L.P., 3,732,628 Class A Ordinary Shares held by Viola Ventures IV (B), L.P., 55,060 Class A Ordinary Shares held by Viola Ventures IV CEO Program, L.P., 205,666 Class A Ordinary Shares held by Viola Ventures Principals Fund, L.P. and 609,868 Class A Ordinary Shares held by Viola IV P, L.P. (collectively, the “Viola Ventures IV Entities”). Viola Ventures 4 Ltd. (“GP”), a Cayman Island limited liability company, serves as the sole general partner of Viola Ventures 4, L.P., a Cayman Island exempted limited partnership, which serves as the sole general partner of each of the Viola Ventures IV Entities. Shlomo Dovrat, Harel Beit-On and Avi Zeevi are directors of, and collectively indirectly hold a majority of the outstanding equity interests of, an entity that serves as the sole shareholder and sole director of the GP, and, in such capacity, share the voting power and dispositive power on behalf of the Viola Ventures IV Entities with respect to these shares. The address for the Viola Ventures IV Entities, the GP and the foregoing individuals is c/o Viola Ventures, 12 Abba Eban Avenue Ackerstein Towers Bldg. D Herzliya 4672530 Israel.

(2)
Represents (i) 5,540,877 Class A Ordinary Shares and (ii) 5,000,000 Series A Preferred Shares that are convertible into Class A Ordinary Shares. Investment and voting power of the shares is exercised by Ann Lamont, Andrew Adams and Patricia Kemp. The business address of Oak HC/FT is 2200 Atlantic Street, Suite 300, Stamford, Connecticut, 06902, USA.

(3)
Represents 4,301,948 Class A Ordinary Shares. Investment and voting power of the shares is exercised by Simon Glick and Sam Levinson. The business address of Saro LP is 80 Park Plaza, Suite 21A, Newark, New Jersey, 07102-4109, USA.

(4)
The beneficially owned shares represent 3,655,692 Class A Ordinary Shares held by entities and/or persons affiliated with GIC Private Limited. The business address of GIC Private Limited is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(5)
Represents (i) 1,864,185 Class B Ordinary Shares, (ii) 523,076 Class A Ordinary Shares, (iii) 2,724,989 Class B Ordinary Shares held in trust for Gal Krubiner by Hamilton Trust Company of South Dakota LLC, as Trustee of the Azure Sea Trust (in trust for Gal Krubiner), (iv) 5,160,622 vested options or options that will vest within 60 days of September 30, 2024 to acquire Class B Ordinary Shares and (v) 915,588 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition.

(6)
Represents (i) 4,589,174 Class B Ordinary Shares, (ii) 288,037 Class A Ordinary Shares, (iii) 5,160,622 vested options or options that will vest within 60 days of September 30, 2024 to acquire Class B Ordinary Shares and (iv) 915,588 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition.

(7)
Represents (i) 2,640,628 Class B Ordinary Shares, (ii) 433,125 Class A Ordinary Shares, (iii) 833,333 Class B Ordinary Shares held in Adams Holdings Group Limited and beneficially owned by Avital Pardo (iv) 7,449,574 vested options or options that will vest within 60 days of September 30, 2024 to acquire Class B Ordinary Shares and (iv) 1,373,379 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition.

(8)
Represents (i) 11,312 Class A Ordinary Shares, (ii) 205,747 vested options to acquire Class A Ordinary Shares, and (iii) 28,275 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(9)
Represents (i) 79,762 Class A Ordinary Shares, (ii) 117,810 vested options to acquire Class A Ordinary Shares, and (iii) 23,562 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares. The address of Mr. Petrozzo is 35 Barron Hill Road, Easton, Pennsylvania, 18042, USA.

(10)
Represents (i) 41,312 Class A Ordinary Shares, (ii) 135,327 vested options to acquire Class A Ordinary Shares, and (iii) 30,569 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(11)
Represents (i) 45,751 Class A Ordinary Shares, (ii) 260,211 vested options or options that will vest within 60 days of September 30, 2024 to acquire Class A Ordinary Shares, (iii) 72,541 RSUs that will vest within 60 days of September 30, 2024 into Class A Ordinary Shares, and (iv) 20,852 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(12)	Represents (i) 7,115 Class A Ordinary Shares and (ii) 4,743 RSUs that will vest within 60 days of September 30, 2024 into Class A Ordinary Shares.
(13)
Represents (i) 23,791 Class A Ordinary Shares, (ii) 21,486 vested options or options that will vest within 60 days of September 30, 2024 to acquire Class A Ordinary Shares and (iii) 4,167 RSUs that will vest within 60 days of September 30, 2024 into Class A Ordinary Shares.

(14)	Represents (i) 43,505 Class A Ordinary Shares, and (ii) 39,994 RSUs that will vest within 60 days of September 30, 2024 into Class A Ordinary Shares.
Compensation of Directors and Executive Officers
For information concerning the total compensation earned during 2023 by our directors and five most highly-compensated office holders (as defined in the Israel Companies Law), including base salary, share-based compensation, directors’ fees (where applicable) and all other compensation, please see “Item  11. Executive Compensation” of our 2023 Annual Report.
Related Party Transactions
The Israeli Companies Law requires that an “office holder” (as defined in the Israel Companies Law) of a company promptly disclose any personal interest that he or she may have and all related material information known to him or her, in connection with any existing or proposed transaction of the company. Each of our directors and executive officers is an ‘office holder’ under the Israel Companies Law and Pagaya’s Related Person Transactions Policy. Pagaya’s Related Person Transactions Policy also applies to any director nominees, any holders of 5% or more of Pagaya’s outstanding share capital or voting rights (“5% Holders” and collectively with Pagaya’s office holders and director nominees, the “Covered Persons”)

and with respect to transactions in which a Covered Person has a direct or indirect personal interest, including a personal interest of a relative of such Covered Person and a personal interest of an entity in which such Covered Person or a relative of such Covered Person is an interested party (as defined in the Israeli Companies Law).
Pursuant to the Israel Companies Law and Pagaya’s Related Person Transactions Policy, the Audit Committee shall determine whether any transaction with a Covered Person in which the Covered Person has a personal interest (other than, with respect to a Covered Person who is an office holder, such office holder’s Terms of Office and Employment, is an “extraordinary transaction” (defined as a transaction not in the ordinary course of business, not on market terms or likely to have a material impact on the company’s profitability, assets or liabilities).
Pursuant to the Israel Companies Law, the Articles of Association and Pagaya’s Related Person Transactions Policy, in the event that the Audit Committee determines that the transaction is an extraordinary transaction, Audit Committee and Board approval are required and, in some circumstances, shareholder approval may also be required; if however, it is determined that the transaction is not an extraordinary transaction, the transaction will not require Board or shareholder approval. A Related Person Transaction may only be approved if it is determined to be in the best interests of Pagaya. The Company should normally not commit to a Related Person Transaction for a term of more than three years without the right to review and re-negotiate its terms and provisions at least once every three years.
A person with a personal interest in the matter generally may not be present at meetings of the Board or certain committees where the matter is being considered and, if a member of the Board or a committee, may generally not vote on the matter.
For a description of Related Party Transactions, please see “Item 13. Certain Relationships and Related Transactions and Director Independence” of our 2023 Annual Report. In addition, on April 25, 2024, Pagaya entered into a Series Seed Preferred Share Purchase Agreement with Casemate Ltd., a company incorporated under the laws of the State of Israel (“Casemate”). Avi Zeevi, the chairperson of Pagaya’s Board of Directors, is both a Director and investor in Casemate. Pursuant to a Series Seed Preferred Share Purchase Agreement, Pagaya invested $125,000 in Casemate in exchange for preferred shares of Casemate.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s ordinary shares, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the ordinary shares. Because the Company was a private foreign issuer during the year ended December 31, 2023, the Company’s directors, executive officers and greater than 10% shareholders were exempt from the requirements of Section 16(a) during that period.

AUDIT COMMITTEE REPORT
On behalf of the Board of Directors of the Company, the audit committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.
Consistent with its oversight responsibility, the audit committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2023, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023.
The audit committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the audit committee the written disclosures and letters regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.
The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.
Based on the audit committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the audit committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission. The audit committee has selected Kost Forer Gabbay & Kasierer,a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and has asked the shareholders to approve the reappointment.

The Audit Committee

Avi Zeevi (Chair) Harvey Golub Dan Petrozzo

The foregoing report of the audit committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.
PRESENTATION AND DISCUSSION OF
AUDITED FINANCIAL STATEMENTS
At the Annual Meeting, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 will be presented. This item does not require a vote of the Company’s shareholders. The audited consolidated financial statements for the year ended December 31, 2023 are contained within the 2023 Annual Report (which is available to shareholders through the SEC website, www.sec.gov, and at our Company’s website (www.pagaya.com)). Information contained on or accessible through our website or the SEC’s website is not a part of this proxy statement, and the inclusion of the website addresses in this proxy statement is an inactive textual reference only.

PROPOSAL 3:

RE-APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Background
Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the fiscal year ended December 31, 2023. At the Annual Meeting, shareholders will be asked to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2024, and for the additional period until the close of our next annual general meeting of shareholders and to authorize the Board, upon the recommendation of the Audit Committee, to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are invited to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Audit Committee Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by Kost Forer Gabbay & Kasierer and its affiliates, our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services and is designed to ensure that such engagements do not impair the independence of our independent registered public accounting firm.
The following table sets forth, for each of the years indicated, the fees billed by our independent registered public accounting firm.

	December 31, 2023	December 31, 2022
Audit fees	$1,651,000	$2,138,000
Audit-related fees	—	—
Tax fees	535,000	522,000
Total	$2,186,000	$2,660,000

Proposed Resolution
You are requested to adopt the following resolution:
“3. RESOLVED, that the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and until the next annual general meeting of shareholders be approved, and that the Board, upon recommendation of the audit committee, be authorized to fix the remuneration of said independent registered public accounting firm in accordance with the volume and nature of their services.”
Vote Required
The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 4:

APPROVAL OF THE FRAMEWORK FOR THE 2024
BONUSES FOR OUR EXECUTIVE OFFICERS WHO ARE ALSO
DIRECTORS
Background
At the Annual Meeting, shareholders are being asked to approve the below framework for calculating 2024 cash bonuses for our Chief Executive Officer, Chief Technology Officer, Chief Business Officer and Chief Development Officer (collectively, our “Management Directors”). In particular, the Board of Directors proposes that the bonus framework for the Management Directors shall be based on three key performance indicators that the Company uses to measure its overall performance: Revenue, Gross Margin and Adjusted EBITDA. Revenue and Adjusted EBITDA are two metrics that the Company describes in its SEC filings, including the 2023 Annual Report, and Gross Margin, which is a GAAP metric defined as gross profit divided by revenue for a given period, that the Company expects to use to evaluate profitability.
In calculating the bonuses for our Management Directors in 2024, the Board recommends utilizing a formula that assigns Revenue a weight of 35%, Gross Margin a weight of 35%, and Adjusted EBITDA a weight of 30%. This reflects a notable shift in weighting, which includes a significant reduction in the weight assigned to Revenue, and increases the weights assigned to Gross Margin and Adjusted EBITDA. The Board further recommends that ultimate payouts be adjusted, in part, by a Company performance multiplier, which shall adjust the Company performance portion of a Management Director’s target bonus under the 2024 Short Term Incentive Program to reflect:
•	a 0% payout for a given metric if actual Company performance is less than 75% of the target for such metric,
•	a 75% payout for a given metric if actual Company performance is greater than or equal to 75% and less than 100% of the target for such metric,
•	a 100% payout for a given metric if actual Company performance is greater than or equal to 100% and less than 125% of the target for such metric,
•	a 150% payout for a given metric if actual Company performance is greater than or equal to 125% and less than 150% of the target for such metric,
•	a 200% payout for a given metric if actual Company performance is greater than or equal to 150% of the target for such metric,
•	a 300% payout if (i) the Company were to meet or exceed targets for two of the three 3 metrics.
In no event will the multiplier exceed 300%. In addition to the above formulaic bonus, the Board recommends that it be granted the authority, in accordance with the Company’s Compensation Policy, to award (i) our Chief Executive Officer, if so recommended by the Compensation Committee, a discretionary bonus of up to 25% of his annual base salary, and (ii) each of our other Management Directors, if so recommended by the Compensation Committee, a discretionary bonus of up to 25% of his or her annual base salary.
The proposed framework for the cash bonuses of our Management Directors was approved by the Compensation Committee and the Board, after considering the factors specified in our Compensation Policy, including each of our Management Directors’ performance and contribution to the Company. The terms also reflect each of our Management Directors’ experience, a comprehensive compensation survey, and the terms of our Compensation Policy. Our Compensation Committee and Board approved the framework described above as they believe that, together with the current terms of each of our Management Directors’ compensation, it serves as an appropriate long-term retention and performance incentive, and advances the objectives of the Company, its work plan and its long-term strategy.
All other employment terms for our Management Directors shall remain unchanged. For further information on the compensation terms of Messrs. Krubiner, Pardo and Yulzari and Ms. Rosen, please see “Item 11. Executive Compensation” of our 2023 Annual Report.

Proposed Resolution
You are requested to adopt the following resolutions:
“4.a. RESOLVED, to approve the 2024 compensation framework for the Company’s Chief Executive Officer, as set forth in Proposal No. 4 of the proxy statement dated [•], 2024; and
“4.b. RESOLVED, to approve the 2024 compensation framework for the Company’s Management Directors other than its Chief Executive Officer, as set forth in Proposal No. 4 of the proxy statement dated [•], 2024.”
Vote Required
The affirmative vote of an Ordinary Majority is required to adopt each of the foregoing resolutions. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will hae no effect on the outcome of the vote on these proposals. In addition to an Ordinary Majority, each of the foregoing resolutions also requires that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager.
Under the Israel Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of such family members, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest. To avoid confusion, in the form of proxy card, we refer to such a personal interest as a “personal benefit or other interest.”
Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a Controlling Shareholder or has a Personal Interest. To avoid confusion, every shareholder voting by means of the enclosed proxy card, or via internet voting, will be deemed to confirm to us that such shareholder is NOT a Controlling Shareholder and does not have a Personal Interest. If you are a Controlling Shareholder or have a personal interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority), please notify the Company’s Chief Legal Officer at 90 Park Avenue, 20th floor, New York, NY 10016 or by email to PagayaProxies@pagaya.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION TO APPROVE THE 2024 BONUS FRAMEWORK FOR THE MANAGEMENT DIRECTORS.

PROPOSAL 5:

APPROVAL, ON AN ADVISORY (NON-BINDING)
BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS
Background
In accordance with Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, we are required to seek, on a non-binding advisory basis, shareholder approval of the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.
Our executive compensation program is designed with the intention of (i) attracting, motivating and retaining highly-qualified executive officers in a competitive market, (ii) providing compensation to our executives that is competitive and rewarding the achievement of challenging business objectives; and (iii) aligning our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards.
Our Board of Directors believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. The Compensation Committee takes into consideration the recommendations of the Company’s senior management when assessing the amount or form of executive and director compensation. Shareholders are referred to “Item 11. Executive Compensation” section of our 2023 Annual Report, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers.
The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
For more information about the compensation that we paid to our named executive officers during the fiscal year ended December 31, 2023, please refer to “Item 11. Executive Compensation” section of our 2023 Annual Report, which we believe demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term shareholder value creation.
As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this proposal overrules any decision by the company or our Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or our Board of Directors (or any committee thereof). However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Proposed Resolution
You are requested to adopt the following resolution:
“5. “RESOLVED, that the shareholders of Pagaya Technologies Ltd. approve, on an advisory (non-binding) basis for the 2024 Annual Meeting of Shareholders, the Named Executive Officers compensation as described in the Executive Compensation and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Pagaya Technologies Ltd’s 2023 Annual Report on Form 10-K.”

Vote Required
The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The Say-on-Pay Vote is not binding on us, the Board or the Compensation Committee.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE 2023 ANNUAL REPORT ON FORM 10-K.

PROPOSAL 6:

TO VOTE, ON AN ADVISORY (NON-BINDING) BASIS,
ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION
Background
As required under the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is asking shareholders to cast a nonbinding, advisory vote to approve the frequency with which the Company should hold future say-on-pay advisory votes to approve the compensation of the Company’s named executive officers.
This advisory vote, commonly known as a “say-on-frequency” vote, gives shareholders the opportunity to express their views about how frequently the Company should conduct future say-on-pay votes. You may vote for future say-on-pay votes to be held every “One (1)”, “Two (2)” or “Three (3)” years in response to this proposal. The Company is required to hold a frequency vote at least once every six years. The next mandatory say-on-frequency vote would therefore be expected to take place at the Company’s 2030 Annual General Meeting of Shareholders. After careful consideration, the Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every year.
Shareholders are not voting to approve or disapprove our Board’s recommendation. Instead, shareholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Shareholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board or the Company, our Board may decide that it is in the best interests of our shareholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our shareholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.
Proposed Resolution
You are requested to adopt the following resolution:
“6. RESOLVED, to recommend that shareholders vote, on an advisory (non-binding) basis, that future advisory (non-binding) votes on executive compensation should take place every one year, every two years or every three years.”
Vote Required
The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The Say-on-Frequency Vote is not binding on us, the Board or the Compensation Committee.
The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by shareholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT SAY-ON-PAY VOTES EVERY YEAR.

PROPOSAL 7:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES
OF ASSOCIATION GOVERNING THE CHIEF EXECUTIVE OFFICER’S
EMPLOYMENT
Background
Our Articles of Association currently provide that, until the third anniversary of the Company’s initial public offering (which was in June 2022), the termination of any of the Founders (Messrs. Krubiner, Pardo and Yulzari), whether or not for cause, requires the approval of a supermajority of at least seventy-five percent (75%) of the members of the Board then in office (the “Supermajority Voting Requirement”).
In advance of the third anniversary of the Company’s initial public offering, the Board of Directors has reviewed our Articles of Association and is recommending a number of modifications to the Supermajority Voting Requirement in connection with its renewal. First, the Board of Directors is recommending it have the ability to terminate the Chief Executive Officer for cause upon a simple majority vote (the “Cause Addition”), rather than the Supermajority Voting Requirement as currently set forth in our Articles of Association.
Second, the Board of Directors is recommending the Company renew this provision for an additional three years, but solely as it applies to the Chief Executive Officer (together with the Cause Addition, the “Supermajority Renewal”). In doing so, the Board notes that the Supermajority Voting Requirement will be released as it applies to our other two founders, the Chief Technology Officer and the Chief Business Officer, earlier than originally approved by shareholders.
The Board of Directors believes that the Supermajority Renewal has been crafted carefully in light of the Board of Directors’ commitment to the Company's stability and long-term growth. The full text of the proposed amendment (the “Supermajority Amendment”) to our Articles of Association is set forth in its entirety in Annex B. If the proposed Supermajority Amendment is approved and adopted, it will become effective immediately upon approval at the Annual Meeting.
Proposed Resolution
You are requested to adopt the following resolution:
“7. RESOLVED, to approve the amendment of Article 49(b) of the Articles of Association of Pagaya Technologies Ltd., as set forth in the Supermajority Amendment.”
Vote Required
The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. In addition to an Ordinary Majority, this proposal also requires that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. Each of the terms “controlling shareholder” and “personal interest” shall have the same respective meaning as in Proposal 4 above.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 8:

APPROVAL OF AN AMENDMENT TO THE
OWNERSHIP THRESHOLD UPON WHICH OUR
CLASS B ORDINARY SHARES AUTOMATICALLY CONVERT TO
CLASS A ORDINARY SHARES
Background
Our Articles of Association currently provide that all outstanding Class B Ordinary Shares owned by a Founder and by any Permitted Class B Owners affiliated with such Founder shall automatically convert into an equal number of Class A Ordinary Shares (without consideration and without need for further action by the Company or the relevant Founder or Permitted Class B Owner) upon the occurrence of certain events. One such event, as set forth in Section 8(e)(iii) of our Articles of Association, is the earlier to occur of (1) such time as the Founders and the Permitted Class B Owners first collectively hold less than 10% of the total issued and outstanding ordinary share capital of the Company, and (2) the fifteenth (15th) anniversary of the Closing Date.
The Board of Directors has reviewed our Articles of Association and is recommending an adjustment to the threshold upon which Class B Ordinary Shares would be automatically converted to Class A Ordinary Shares (the “Auto-Conversion Threshold”) to gradually reduce the Auto-Conversion Threshold to 7.5% by the 2026 Annual Meeting. The Board of Directors believes this adjustment will continue to incentivize strategic decision-making that is in the best long-term interest of the Company. The Board of Directors is proposing that the Auto-Conversion Threshold be reduced by 1% at each of the 2024 and 2025 Annual Meetings and by an additional 0.5% at the 2026 Annual Meeting.
The full text of the proposed amendment (the “Class B Auto-Conversion Amendment”) to our Articles of Association is set forth in its entirety in Annex C. If the proposed Class B Auto-Conversion Amendment is approved and adopted, it will become effective immediately upon approval at the Annual Meeting.
Proposed Resolutions
You are requested to adopt the following resolution:
“8. RESOLVED, to approve the amendment of Article 8(e)(iii) of the Articles of Association of Pagaya Technologies Ltd., as set forth in the Class B Auto-Conversion Amendment.”
Vote Required
The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals. In addition to an Ordinary Majority, this proposal also requires that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. Each of the terms “controlling shareholder” and “personal interest” shall have the same respective meaning as in Proposal 4 above.
Board Recommendation:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSALS OF SHAREHOLDERS
Shareholder Proposals & Nomination of Directors for the Annual Meeting
Any shareholder of the Company who intends to present a proposal at the Annual Meeting must satisfy the requirements of the Israel Companies Law. Under the Israel Companies Law and the regulations promulgated thereunder, only shareholders who severally or jointly hold at least 1% of the Company’s outstanding voting rights are entitled to request that the Board include a proposal in a future shareholders’ meeting (5% of the Company’s outstanding voting rights in the case of a proposal relating to the election or removal of a director), provided that such proposal is appropriate for consideration by shareholders at such meeting.
All proposals shall be made by submitting such proposal within seven days of publication of Pagaya’s notice with respect to its general meeting of shareholders, unless a preliminary notice is published at least twenty-one days prior to a publication of the notice of the meeting, stating its intention to convene such meeting and the agenda thereof, in which case the shareholder proposal should be submitted within fourteen days of such preliminary notice.
Such shareholders may present proposals or director nominees for consideration at the Annual Meeting by submitting their proposals in writing to our Chief Legal Officer at the following address: 90 Park Avenue, 20th floor, New York, NY 10016, Attention: Chief Legal Officer. For a shareholder proposal to be considered for inclusion in the Annual Meeting, our Chief Legal Officer must receive the written proposal no later than October 29, 2024. If our Board determines that a shareholder proposal is duly and timely received and is appropriate under applicable Israeli law for inclusion in the agenda of the Annual Meeting, we will publish a revised agenda for the Annual Meeting no later than October 29, 2024 in a press release or a Current Report on Form 8-K furnished to the SEC.
Shareholder Proposals for Annual General Meeting in 2025
We currently expect that the agenda for our annual general meeting to be held in 2025 (the “2025 Annual Meeting”) will include (1) the election of our Class III directors; (2) the approval of the appointment (or reappointment) of the Company’s auditors; (3) a non-binding advisory vote on the compensation of our named executive officers, referred to as “Say on Pay” and (4) presentation and discussion of the financial statements of the Company for the year ended December 31, 2024, and the auditors’ report for this period.
Pursuant to Section 66(b) of the Israel Companies Law, shareholders who hold at least 1% of our outstanding ordinary shares are generally allowed to submit a proper proposal for inclusion on the agenda of a general meeting of the Company’s shareholders. Such eligible shareholders may present proper proposals for inclusion in, and for consideration at, the 2025 Annual Meeting by submitting their proposals in writing to Pagaya Technologies Ltd., 90 Park Avenue, 20th floor, New York, NY 10016, Attention: Chief Legal Officer. For a shareholder proposal to be considered for inclusion in the agenda for the 2025 Annual Meeting, our Chief Legal Officer must receive the written proposal not less than 90 calendar days prior to the anniversary of the Annual Meeting, i.e., no later than September 10, 2025; provided that if the date of the 2025 Annual Meeting is advanced by more than 30 calendar days prior to, or delayed (other than as a result of adjournment) by more than 30 calendar days after, the anniversary of the Annual Meeting, for a proposal by a shareholder to be timely it must be so delivered not later than the earlier of (i) the 7th calendar day following the day on which we call and provide notice of the 2025 Annual Meeting and (ii) the 14th calendar day following the day on which public disclosure of the date of the 2025 Annual Meeting is first made.
In general, a shareholder proposal must be in English and must set forth (i) the name, business address, telephone number, fax number and email address of the proposing shareholder (and each member of the group constituting the proposing shareholder, if applicable) and, if not a natural person, the same information with respect to the person(s) that controls or manages such person, (ii) the number of ordinary shares held by the proposing shareholder, directly or indirectly, including if beneficially owned by the proposing shareholder (within the meaning of Rule 13d-3 promulgated under the Exchange Act); if any of such ordinary shares are held indirectly, an explanation of how they are held and by whom, and, if such proposing shareholder is not the holder of record of any such ordinary shares, a written statement from an authorized bank, broker, depository or other nominee, as the case may be, indicating the number of ordinary shares the proposing shareholder is entitled to vote as of a date that is no more than 10 days prior to the date of delivery of the shareholder proposal, (iii) any agreements, arrangements, understandings or relationships between the proposing shareholder and any other person with respect to any securities of the Company or the subject matter of the shareholder proposal, including any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such proposing shareholder, the purpose or effect of which is to give such proposing shareholder economic risk similar to ownership of shares of any class or series of the Company, (iv) the proposing shareholder’s purpose in making the proposal, (v) the complete text of the resolution that the proposing shareholder proposes to be voted upon at the 2025 Annual Meeting, (vi) a statement of whether the proposing shareholder has a personal interest in the proposal and, if so, a description in reasonable detail of such personal interest, (vii) a declaration that all the information that is required under the Israel Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided, (viii) if the proposal is to nominate a candidate for election to the Board, a questionnaire and declaration, in form and substance reasonably requested by the Company, signed by the nominee with respect to matters relating to his or her identity, address, background, credentials, expertise, etc., and his or her consent to be named as a candidate and, if elected, to serve on the Board, and (ix) any other information reasonably requested by the Company. The Company shall be entitled to publish information provided by a proposing shareholder, and the proposing shareholder shall be responsible for the accuracy thereof. In addition, shareholder proposals must otherwise comply with applicable law and our Articles of Association. The Company may disregard shareholder proposals that are not timely and validly submitted.
The information set forth in this section is, and should be construed as, a “pre-announcement notice” of the 2025 Annual Meeting in accordance with Rule 5C of the Israel Companies Regulations (Notice of General and Class Meetings in a Public Company), 5760-2000, as amended.
OTHER BUSINESS
The Board is not aware of any other matters that may be presented at the Annual Meeting other than those detailed in the attached Notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
GENERAL INFORMATION
When and where is the 2024 Annual General Meeting of Shareholders being held?
The 2024 Annual General Meeting will be held on December 11, 2024, at 4:00 p.m. Israel time (9:00 a.m. Eastern Time), online at www.virtualshareholdermeeting.com/PGY2024.
Who can attend the Annual Meeting?
Attendance at the Annual Meeting, including any adjournments or postponements thereof, will be limited to holders of record as of the close of business on the Record Date, October 21, 2024, who hold ordinary shares directly in their own name, and beneficial owners who hold ordinary shares through a broker, bank or other nominee rather than directly in their own name, and each of their legal proxy holders or their authorized persons.
Who is entitled to vote?
Only holders of record of the Company’s Class A ordinary shares, no par value (“Class A ordinary shares”), or Class B ordinary shares, no par value (the “Class B ordinary shares” and, collectively with the Class A ordinary shares, the “ordinary shares”) at the close of business on October 21, 2024, the Record Date, are entitled to vote at the Annual Meeting.
Joint holders of ordinary shares should note that, pursuant to Article 33(d) of the Company’s Articles of Association, the right to vote at the Annual Meeting will be conferred exclusively upon the “senior” among the joint owners attending the Annual Meeting, online or by proxy, and for this purpose, seniority will be determined by the order in which the names appear in the Company’s register of shareholders.
As of the Record Date, there were [•] Class A ordinary shares and [•] Class B ordinary shares outstanding and entitled to vote at the Annual Meeting.
What am I voting on?
This Proxy Statement describes the proposals on which we would like you, as a shareholder, to vote at the Annual Meeting. This Proxy Statement provides you with information on the proposals, as well as other information about the Company, so that you can make an informed decision as to whether and how to vote your shares.
At the Annual Meeting, shareholders will be asked to consider and vote on the following proposals:
1.	To approve an amendment to our Articles of Association to declassify the Company’s Board of Directors by the 2026 Annual Meeting.
2.
To reelect each of Avi Zeevi, Dan Petrozzo and Tami Rosen to the Board of Directors of the Company, to serve a two-year term, until the 2026 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

3.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and until the next Annual Meeting of shareholders, and to authorize the Board of Directors, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

4.	To approve the calculation framework for the annual bonuses for the Company’s executive officers who are also directors of the Company.
5.	To approve, on an advisory (non-binding) basis, the Compensation of our Named Executive Officers.
6.	To vote, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.

7.	To renew and review the provision in our Articles of Association governing our Chief Executive Officer’s employment.
8.	To approve an adjustment to the ownership threshold upon which our Class B shares automatically convert to Class A shares.
HOW TO VOTE YOUR SHARES
How do I vote?
You may vote by mail. You can do this by completing your proxy card (if you are a shareholder of record) or your voting instruction card (if you are a “street name” beneficial owner) and returning it in the enclosed, prepaid, and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the board of directors of the Company (the “Board” or the “Board of Directors”).
If you are a shareholder of record and your shares are held directly in your name, you may vote by phone or online. “Street name” holders may be able to vote by phone or through an Internet website in accordance with instructions included on their proxy cards.
What is the difference between holding shares as a shareholder of record and holding shares in “street name”?
Many Pagaya shareholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. As explained in this proxy statement, there are some distinctions between shares held on record and shares owned in “street name.”
Shareholders of Record
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly or to vote online at the Annual Meeting.
“Street Name” Beneficial Owners
If your shares are held through a bank, broker, or another nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker, or other nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker, or nominee how to vote your shares for the Annual Meeting. You also may attend the virtual Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares online at the Annual Meeting, unless you first obtain a “legal proxy” from the record holder (that is, your bank, broker, or other nominee) giving you the right to vote the shares. Your bank, broker or nominee has enclosed a voting instruction card for you to use in directing the bank, broker, or nominee regarding how to vote your shares.
Brokers that hold shares in “street name” for clients typically have authority to vote on “routine” proposals even when they have not received instructions from beneficial owners. The only item on the Annual Meeting agenda that may be considered routine is Proposal 3 relating to the reappointment of Pagaya’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Does Pagaya recommend I vote in advance of the Annual Meeting?
Yes. Even if you plan to attend the Annual Meeting, Pagaya recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

If I vote by proxy, can I change my vote or revoke my proxy?
Yes. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. If you are a shareholder of record, you may do this by:
•	filing a written notice of revocation with the Secretary of the Company, delivered to 90 Park Avenue, 20th floor, New York, NY 10016, Attn: Corporate Secretary;
•	granting a new proxy card bearing a later date; or
•	attending the Annual Meeting and voting online (attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you submit another vote at the Annual Meeting).
If you hold shares through a bank, broker or other nominee, you must contact that firm to revoke any prior voting instructions.
How are my votes cast when I submit a proxy vote?
When you submit a proxy vote, you appoint Eric Watson, the Company’s Chief Legal Officer and Evangelos Perros, the Company’s Chief Financial Officer, as your representatives at the Annual Meeting. Your ordinary shares or preferred shares will be voted at the Annual Meeting as you have instructed.
Upon the receipt of a properly submitted proxy card, which is received in time (by 4:00 p.m., Israel Time (9:00 a.m. Eastern Time), on December 10, 2024, 24 hours prior to the Annual Meeting) and not revoked prior to the Annual Meeting, or which is presented to the chairperson at the Annual Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Annual Meeting in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.
What does it mean if I receive more than one proxy card?
It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.
ABOUT THE VOTING PROCEDURE AT THE ANNUAL MEETING
What constitutes a quorum?
To conduct business at the Annual Meeting, two or more shareholders must be present, online or by proxy, holding shares conferring in the aggregate at least twenty five percent (25%) of the voting power of the Company. In addition, a quorum shall also require the presence online or by proxy of at least one shareholder holding Class B ordinary shares if such shares are outstanding.
Ordinary shares and preferred shares represented online or by proxy will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy card but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted as present in determining if a quorum is present.
What happens if a quorum is not present?
If a quorum is not present, the Annual Meeting will be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairperson of the Annual Meeting may determine.
How will votes be counted?
Each outstanding Class A ordinary share is entitled to one (1) vote. Each outstanding Class B ordinary share is entitled to ten (10) votes. Each outstanding preferred share is entitled to one (1) vote for each ordinary share into which such preferred share could be converted as of the Record Date. The Company’s Articles of Association do not provide for cumulative voting. On all matters considered at the Annual Meeting, abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the matter.

What vote is required to approve each proposal presented at the Annual Meeting?
The affirmative vote of an Ordinary Majority is required to adopt each of the proposals. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals. In addition to an Ordinary Majority, each of Proposals 4.a, 4.b, 7 and 8 also requires that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company.
The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager.
Under the Israel Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of such family members, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest. To avoid confusion, in the form of a proxy card, we refer to such a personal interest as a “personal benefit or other interest.”
Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a Controlling Shareholder or has a personal interest. To avoid confusion, every shareholder voting by means of the enclosed proxy card, or via telephone or internet voting, will be deemed to confirm to us that such shareholder is NOT a Controlling Shareholder and does not have a Personal Interest. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against any special majority set out in the proposals), please notify the Company’s Chief Legal Officer at 90 Park Avenue, 20th floor, New York, NY 10016 or by email to PagayaProxies@pagaya.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a Controlling Shareholder or have a personal interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.
If you are unable to make this confirmation, please contact the Company’s Legal Department for guidance at CorporateSecretary@pagaya.com; if you hold your shares in “street name,” you may also contact the representative managing your account, who could contact us on your behalf.
How will my shares be voted if I do not provide instructions on the proxy card?
If you are the record holder of your shares and do not specify on your proxy card how you want to vote your shares, your shares will be voted in accordance with the recommendation of the Board, which are FOR proposals 1, 2, 3, 4, 5, 7, 8, and vote 1 Year with respect to Proposal 6. Similarly, if you execute and return this proxy card without indicating any directions with respect to any matter, this proxy card will be voted FOR proposals 1, 2, 3, 4, 5, 7, 8, and vote 1 Year with respect to Proposal 6.
If you are a beneficial owner of shares and do not specify how you want to vote, your shares will be included in determining the presence of a quorum at the Annual Meeting but may not be voted on any matter to be considered at the Annual Meeting. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

HOW TO FIND VOTING RESULTS
Where do I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and to report the final voting results following the Annual Meeting on Form 8-K that we will furnish to the SEC.
SOLICITATION OF PROXIES
Who will bear the costs of solicitation of proxies for the Annual Meeting?
The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held on record by them, and such custodians will be reimbursed by the Company for their reasonable out-of-pocket expenses. The Company may also retain an independent advisor to assist in the solicitation of proxies. If retained for such services, the costs will be paid by the Company.

ADDITIONAL INFORMATION
Our 2023 Annual Report filed on Form 10-K with the SEC on April 25, 2024, is available on the SEC’s website at www.sec.gov, as well as under the Investor Relations section of Pagaya’s website at www.pagaya.com. In addition, our quarterly reports on Form 10-Q are available on the SEC’s website at www.sec.gov. Shareholders may download a copy of any of the foregoing documents without charge by visiting the Investor Relations section of Pagaya’s website at www.pagaya.com. Information contained on or accessible through our website or the SEC’s website is not a part of this proxy statement, and the inclusion of the website addresses in this proxy statement is an inactive textual reference only.
Although we are subject to the information reporting requirements of the Exchange Act applicable to foreign private issuers, since the Company’s earnings release for the quarter ended March 31, 2024, we have begun filing on U.S. domestic issuer forms, including Forms 10-Q, 10-K and 8-K, with the SEC on a voluntary basis. Our SEC filings are available to the public on the SEC’s website at www.sec.gov.
Shareholder Communications
The Board of Directors receives communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Pagaya Technologies, Inc., 90 Park Avenue, New York, NY, 10016, Attention: Board of Directors or via email to BoardofDirectors@pagaya.com.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those stockholders. This process, which is commonly referred to as “householding,” means that we will deliver only one copy of our annual report and proxy statement to shareholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, please notify your broker, if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.

INFORMATION INCORPORATED BY REFERENCE
The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the document listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 25, 2024, including Item 10. Directors, Executive Officers and Corporate Governance: Committees of the Pagaya Board, Item 11. Executive Compensation, Item 13. Certain Relationships and Related Transactions and Director Independence, and the Audited Consolidated Financial Statements

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Annual Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.
You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including exhibits, and of other documents incorporated by reference herein, without charge, upon the written or oral request of such documents. Requests should be directed to:
Pagaya Technologies Inc.
90 Park Avenue, 20th Floor
New York, NY 10016
(646) 710-7714
ir@pagaya.com
Copies of these filings are also available on our website at investor.pagaya.com.
Proxies may be solicited by directors, executive officers, and other employees of the Company online or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Broadridge Financial Solutions to assist with the solicitation of proxies. All solicitation costs will be borne by the Company.

By Order of the Board of Directors,

/s/Avi Zeevi
Avi Zeevi Chairman of the Board of Directors

October [•], 2024

ANNEX A

PROPOSED FORM OF AMENDMENT TO THE
ARTICLES OF ASSOCIATION
OF PAGAYA TECHNOLOGIES LTD
The text of Articles 40(a) and (b) of the Articles of Association is hereby amended and restated to read in full as follows. Deleted text is marked by strikethrough and inserted text is underlined.
(a) The Directors, excluding the External Directors if any are required to be elected, shall be classified, with respect to the term for which they each severally hold office, into three classes, as nearly equal in number as practicable, hereby designated as Class I, Class II and Class III (each, a “Class”)...
The term of office (i) of the  ~~initial~~   Class I directors shall expire at the 2026 Annual General Meeting  ~~to be held during the first calendar year following the year in which the Closing takes place,~~   and when their successors are elected and qualified, (ii) of the  ~~initial~~   Class II directors shall expire at the  ~~first~~   2026 Annual General Meeting  ~~to following the Annual General Meeting referred to in clause (i) above,~~   and when their successors are elected and qualified, and (iii) of the  ~~initial~~   Class III directors shall expire at the  ~~first~~   2025 Annual General Meeting  ~~to following the Annual General Meeting referred to in clause (i) above,~~   and when their successors are elected and qualified.
(b)  ~~At each Annual General Meeting, commencing with the Annual General Meeting to be held in the first calendar year following the year in which the Closing takes place, each Nominee or Alternate Nominee elected to replace the Directors of a Class whose term shall have expired at such Annual General Meeting shall be elected to hold office until the third Annual General Meeting next succeeding his or her election and until his or her respective successor shall have been elected and qualified.~~    All Directors elected at Annual General Meetings after the 2024 Annual General Meeting shall be elected for terms expiring at the next Annual General Meeting and shall not be subject to the classification provision of this Section 40. Notwithstanding anything to the contrary, each Director shall serve until his or her successor is elected and qualified or until such earlier time as such Director’s office is vacated.

ANNEX B

PROPOSED FORM OF AMENDMENT TO THE
ARTICLES OF ASSOCIATION
OF PAGAYA TECHNOLOGIES LTD
The text of Article 49(b) of the Articles of Association is hereby amended and restated to read in full as follows. Deleted text is marked by strikethrough and inserted text is underlined.
(b) Until the  ~~third~~   sixth anniversary of the Closing Date, the termination of  ~~any of the Founders~~   the Chief Executive Officer as an executive of the Company,  ~~whether or not~~   other than for Cause, shall require the approval of a supermajority of at least seventy-five percent (75%) of the Directors then in office, and the termination of the Chief Executive Officer as an executive of the Company for Cause shall require a decision of the Board of Directors adopted in accordance with Article 37(b); thereafter, the termination of  ~~any of the Founders~~   the Chief Executive Officer as an executive of the Company, whether or not for Cause, shall require a decision of the Board of Directors adopted in accordance with Article 37(b).
For the purposes of this Article 49, “Cause” shall mean, in his personal capacity, the Chief Executive Officer’s (i) fraud, embezzlement, or other theft or (ii) conviction of a felony (or state law equivalent) or plea of guilty or nolo contendere to a felony (or state law equivalent).

ANNEX C

PROPOSED FORM OF AMENDMENT TO THE
ARTICLES OF ASSOCIATION
OF PAGAYA TECHNOLOGIES LTD
The text of Article 8(e)(iii) of the Articles of Association is hereby amended and restated to read in full as follows. Deleted text is marked by strikethrough and inserted text is underlined.
(e) All outstanding Class B Shares owned by a Founder and by any Permitted Class B Owners affiliated with such Founder shall automatically convert into an equal number of Class A Shares (without consideration and without need for further action by the Company or the relevant Founder or Permitted Class B Owner) on the date of the earlier to occur of (i), (ii) or (iii) below (the “Trigger Conditions”):
…
(iii) the earlier to occur of (1) such time as the Founders and the Permitted Class B Owners first collectively hold less than  ~~10~~  : (a) following the 2024 Annual General Meeting of the Company and through the 2025 Annual General Meeting of the Company, 9% of the total issued and outstanding ordinary share capital of the Company, (b) following the 2025 Annual General Meeting of the Company and through the 2026 Annual General Meeting of the Company, 8% of the total issued and outstanding ordinary share capital of the Company, or (c) following the 2026 Annual General Meeting of the Company, 7.5% of the total issued and outstanding ordinary share capital of the Company, and (2) the fifteenth (15th) anniversary of the Closing Date.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PGY2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58415-P20319 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PAGAYA TECHNOLOGIES LTD.

The Board of Directors recommends you vote "1 YEAR" on the following proposal:

		1 Year	2 Years	3 Years	Abstain
6.	To vote, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

By executing this proxy card you will be deemed to confirm that you are NOT a Controlling Shareholder and do NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposals 4,7 and 8. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposals 4, 7 and 8), please notify the Company as described on the reverse side of this proxy card.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V58416-P20319

PAGAYA TECHNOLOGIES LTD.

ANNUAL MEETING OF SHAREHOLDERS DECEMBER 11, 2024, at 9:00 AM EST/ 4:00 PM Israel Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholders hereby appoint(s) Evangelos Perros, the Company's Chief Financial Officer, and Eric Watson, the Company's Chief Legal Officer, as their representatives at the Annual Meeting, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Pagaya Technologies Ltd. that the shareholders are entitled to vote at the Annual Meeting of shareholders to be held at 90 Park Avenue, 20th Floor, New York, NY and online at www.virtualshareholdermeeting.com/PGY2024 on December 11, 2024, at 9:00 AM EST/ 4:00 PM Israel time.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Important Note: By executing this proxy card on the reverse side, the undersigned shareholder will be deemed to confirm that such shareholder is NOT a Controlling Shareholder and does NOT have a Personal Interest (as such terms are defined in the Proxy Statement) in the approval of Proposals 4, 7 and 8. If you are a Controlling Shareholder or have a Personal Interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority, required for approval of Proposals 4, 7 and 8, please notify Company's Chief Legal Officer at 90 Park Avenue, 20th floor, New York, NY 10016 or by email to PagayaProxies@pagaya.com. If your shares are held in "street name" by your broker, bank or other nominee and you are a Controlling Shareholder or have a Personal Interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

Continued and to be signed on reverse side